THIRD AMENDMENT

TO THE

LABORATORY CORPORATION OF AMERICA HOLDINGS

DEFERRED COMPENSATION PLAN

        THIS THIRD AMENDMENT to the Laboratory Corporation of America Holdings Deferred Compensation Plan (“Plan”) is made this 6th day of December, 2006.

        WHEREAS, Laboratory Corporation of America Holdings, a Delaware corporation (“Company”), created the Plan with an original effective date of January 1, 2002; and

        WHEREAS, the Plan was amended by a First Amendment dated December 8, 2004 (“the First Amendment”), and by a Second Amendment dated April 21, 2005 (“the Second Amendment”); and

        WHEREAS, pursuant to Section 9.4, the Company’s Board of Directors has the right to amend the Plan at any time; and

        WHEREAS, the Board of Directors has determined to further amend the Plan to provide a rule for the determination of disability claims and to change the definition of compensation.

        NOW, THEREFORE, the Company does hereby make this Third Amendment to the Plan.

    1.        Claims Procedure in the Event of a Claim Based on Disability. A new Section 7.5 is hereby added immediately following Section 7.4 as follows:

Section 7.5. Determination of Claims Based on Disability. In any case in which a Claimant seeks a benefit based on a claim that he or she is disabled, Section 7.2 shall be interpreted and applied as if the phrase “ninety (90) days” were replaced by the phrase “forty-five (45) days,” and the phrase “ninety-day (90-day) period” were replaced by the phrase “forty-five-day (45-day) period.”

    2.        Compensation. Section 1.1(j) is hereby amended by striking the first sentence thereof and substituting in its place the following sentence: “‘Compensation’ shall mean base pay, commissions, and the Employee’s Management Incentive Bonus.”

    3.        Effective Date. Specification 1 of this Third Amendment shall be effective with respect to claims filed on or after January 1, 2002. Specification 2 of this Third Amendment shall be effective January 1, 2007.

        IN WITNESS WHEREOF, the Company has caused this Third Amendment to the Plan to be executed as of the date first written above.

Laboratory Corporation of America Holdings
By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President